EXHIBIT 10.14

AUDAX CREDIT BDC INC.

Subscription Documents

Administrator:

Audax Management Company, LLC

101 Huntington Avenue

Boston, Massachusetts 02199

DIRECTIONS FOR THE COMPLETION
OF THE SUBSCRIPTION DOCUMENTS

Prospective investors must complete the Subscription Agreement, the Investor Questionnaire (the “Investor Questionnaire”) and any necessary attachments (the Subscription Agreement, the Investor Questionnaire and all such attachments collectively, the “Subscription Documents”) contained in this package in the manner described below. Capitalized terms not defined herein are used as defined in the Confidential Private Placement Memorandum of Audax Credit BDC Inc., a Delaware corporation (as amended or supplemented from time to time) (the “Memorandum”). For purposes of these Subscription Documents, the “Investor” is the person or entity for whose account the units will be purchased and that can satisfy the representations and warranties set forth in the Subscription Documents. Another person or entity with investment authority may execute the Subscription Documents on behalf of the Investor, but should indicate the capacity in which it is doing so and the name of the Investor.

1.
Subscription Agreement:
(a)
Each Investor should fill in the amount of the Capital Commitment (as defined in the Subscription Agreement), fill in the date, print the name of the Investor and sign (and print name, capacity and title of signatory, if applicable) on the signature page of the Subscription Agreement.
(b)
Each Investor should complete the appropriate acknowledgment form (making any changes to reflect the Investor’s circumstances).
2.
Investor Questionnaire:
(a)
In Section A, each Investor should fill in its name, type of entity, address, tax identification or social security number, contact person(s), telephone and facsimile numbers, email address, and the other requested information.
(b)
In connection with any offering under Regulation D of the Securities Act of 1933, as amended, each Investor should check the box or boxes in Section B which are next to the category or categories under which each of the equity owners of the Investor qualifies as an “accredited investor.”
(c)
Each Investor should check the box or boxes in Section C which are next to the category or categories under which the Investor qualifies as a “qualified purchaser.”
(d)
Each Investor that is an entity should provide the information and respond to the questions in Section D.
(e)
Each Investor should respond to the questions in Sections E, F and G.
(f)
Print the name of the Investor and sign (and print name, capacity and title of signatory, if applicable) on the final page of the Investor Questionnaire.
3.
Tax Forms:

Each U.S. Investor is required to fill in and sign and date the attached Form W-9, and each non-U.S. investor is required to fill in and date the relevant Form(s) W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, in accordance with the instructions to such Form. In the event that any applicable reduction or exemption from U.S. federal withholding tax is claimed, each Investor is required to provide all applicable attachments or addendums as required to claim such exemption or reduction.

4.
Evidence of Authorization:

Each Investor must provide satisfactory evidence of authorization.

For Corporations:

Generally, Investors which are corporations must submit certified corporate resolutions authorizing the subscription and identifying the corporate officer empowered to sign the Subscription Documents.

For Partnerships:

Partnerships must submit a certified copy of the partnership certificate (in the case of limited partnerships) or partnership agreement identifying the general partners.

For Limited Liability Companies:

Limited liability companies must submit a certified copy of the limited liability operating agreement or certificate of formation identifying the manager or managing member, as applicable, empowered to sign the Subscription Documents.

For Trusts:

Trusts must submit a copy of the trust agreement.

For Employee Benefit Plans:

Employee benefit plans must submit a certificate of an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents.

Each Investor may be required to submit further information for know your customer and anti-money laundering purposes, including, but not limited to, the information set forth in Exhibit A of this Subscription Agreement.

5.
Delivery of Subscription Documents:

Two (2) original completed and executed copies of the Subscription Agreement and the Investor Questionnaire, together with the Form W-9 or W-8, (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, the appropriate acknowledgment form and any required evidence of authorization, should be delivered to the Company at the following address:

Audax Management Company, LLC

Attn: Investor Relations

101 Huntington Avenue

Boston, MA 02199

With copies via facsimile to Audax Management Company, LLC, Attention: Investor Relations at (617) 859-1600 or via electronic mail to pdlprequest@audaxgroup.com, as soon as possible.

Inquiries regarding subscription procedures (including, if the Investor Questionnaire indicates that any Investor’s response to a question requires further information) should be directed to Audax Management Company, LLC by phone at (617) 859-1500, by fax at (617) 859-1600.

6. Acceptance by the Company:

If the Investor’s subscription is accepted (in whole or in part) by the Company, a fully executed set of the Subscription Documents will be returned to the Investor. The Company may accept and countersign the Investor’s Subscription Agreement (in whole or in part) at any time.

7. Wire Instructions:

Please wire funds to: Audax Senior BDC Inc.

Bank: Wells Fargo Bank, NA

ABA #: 121-000-248

Account Number: 6355067033

Account Name: …. CDO Clearing

Reference: AUDAX CREDIT BDC INC. A/C 84260000

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SUBSCRIPTION AGREEMENT

Audax Credit BDC Inc.

101 Huntington Avenue

Boston, Massachusetts 02199

Ladies and Gentlemen:

6.
Subscription.

(a) The undersigned (the “Investor”) subscribes for and agrees to contribute to Audax Credit BDC Inc. or any successor thereto (the “Company”) the aggregate capital commitment in the amount set forth on the signature page hereto (“Capital Commitment”), and such Investor shall receive shares of common stock of the Company at the time of each drawdown under the Capital Commitment. The Investor understands that the Company has elected to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Investor acknowledges and agrees that this subscription (i) is irrevocable on the part of the Investor, (ii) is conditioned upon acceptance by or on behalf of the Company and (iii) may be accepted or rejected in whole or in part by the Company in its sole discretion at any time. The Investor agrees to be bound by all the terms and provisions of the Company’s Confidential Private Placement Memorandum, as amended, restated and/or supplemented from time to time (the “Memorandum”), the Company’s certificate of incorporation, substantially in the form attached hereto as Appendix A (as amended from time to time, the “Charter”), the Company’s bylaws, substantially in the form attached hereto as Appendix B (as amended from time to time, the “Bylaws”), the Investment Advisory Agreement by and between Audax Management Company (NY), LLC, our investment adviser (the “Adviser”), substantially in the form attached hereto as Appendix C (as amended from time to time, the “Advisory Agreement”), the Administration Agreement by and between the Company and Audax Management Company, LLC, our administrator (the “Administrator”), substantially in the form attached hereto as Appendix D (as amended from time to time, the “Administration Agreement” and, together with the Memorandum, the Charter, the Bylaws and the Advisory Agreement, collectively the “Operative Documents”), together with this subscription agreement (the “Subscription Agreement”). Capitalized terms not defined herein are used as defined in the Memorandum.

The Company has filed a registration statement on Form 10 (the “Form 10 Registration Statement”) which registered its common stock with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Form 10 Registration Statement is not the offering document pursuant to which the Company is conducting this offering of securities and may not include all information regarding the Company contained in the Memorandum. Accordingly, Investors should rely exclusively on information contained in the Memorandum in making their investment decisions.

(b) Payment in cleared funds for Shares must be received three business days prior to the Closing Date (as defined below). Subject to any legal or regulatory restrictions before the Closing Date, the Investor’s payment (the “Payment”) shall be held by the Company in a non-interest bearing account. If the subscription is rejected, the Payment shall be returned promptly to the Investor, and this Subscription Agreement shall have no force or effect.

2. Closings.

(a) The closing of the Offering (as defined in the Memorandum) will take place at the offices of Dechert LLP at 100 Oliver St., 40th Floor, Boston, Massachusetts 02110, on the date the Company accepts the Subscription Agreement unless otherwise agreed to by the parties (such date being the “Closing Date”). The Company may accept (in whole or in part) and countersign this Subscription Agreement at any time prior to or on the Closing Date.

(b) The Investor agrees to provide any information reasonably requested by the Company to verify the accuracy of the representations contained herein, including, without limitation, the Investor Questionnaire. Upon acceptance of this Subscription Agreement (in whole or in part), the Company shall deliver to the Investor or its representative, a countersigned copy of this Subscription Agreement and other documents and instruments necessary to reflect the Capital Commitment, including any documents and instruments to be delivered pursuant to this Subscription Agreement.

3. Drawdowns.

(a) Subject to Section 3(d), the Investor agrees to purchase Shares for an aggregate purchase price equal to its Capital Commitment, payable at such times and in such amounts as required by the Company. The Company shall deliver a notice (the “Drawdown Notice”) to the Investor at least ten calendar days prior to the Drawdown (each, a “Drawdown Date”), setting forth the amount, in U.S. dollars, of the aggregate purchase price (the “Drawdown Purchase Price”) to be paid by the Investor to purchase Shares on such Drawdown Date. Each purchase of Shares pursuant to a Drawdown Notice shall be made at a per Share price equal to the then-current net asset value per Share.

(b) Each Drawdown Purchase Price shall be payable, in U.S. dollars and in immediately available funds as set forth in wire transfer instructions included in the Drawdown Notice. In addition to the wire transfer instructions, each Drawdown Notice shall set forth (i) the Drawdown Date, (ii) the aggregate amount of the Drawdown and (iii) the Investor’s share of the Drawdown.

(c) Concurrent with any payment of all or a portion of the Drawdown Purchase Price, the Company shall issue to the Investor a number of Shares equal to the amount of the Drawdown Purchase Price funded by the Investor on the applicable Drawdown Date divided by the most recently determined net asset value per Share as of such Drawdown Date.

(d) Upon termination of the period (the “Commitment Period”) beginning on the Closing Date and ending on the completion of an initial public offering of the Shares or the listing of the Shares on a national securities exchange, the Investor shall be released from any further obligation to fund any portion of its Capital Commitment for which it has not received a Drawdown Notice prior to the termination of the Commitment Period.

(e) The Investor acknowledges and agrees that the Company intends to allocate Drawdowns on each Drawdown Date to all Investors with an undrawn Capital Commitment pro rata in proportion to the then undrawn Capital Commitments of all Investors.

(f) The Investor acknowledges that it may have capital commitments pursuant to other agreements with the Company and that the Capital Commitment pursuant to this Subscription Agreement shall in no way limit its obligations under such other agreements.

4. Dividend Reinvestment Program. As described more fully in the Memorandum, the Company generally intends to distribute, out of assets legally available for distribution, substantially all of its available earnings, as determined by the Board of Directors in its discretion. The Company intends to reinvest all cash distributions declared by the Board of Directors on behalf of Investors who do not elect to receive their dividends in cash, crediting to each such Investor a number of Shares equal to the quotient determined by dividing the cash value of the distribution payable to such Investor by the net asset value per Share as last determined by the Board of Directors. The Investor may elect to receive any or all such distributions in cash by notifying the Administrator, in writing no later than 10 days prior to the record date for the first distribution that the Investor wishes to receive distributions in cash.

5. Representations and Warranties of the Investor. To induce the Company to accept this subscription, the Investor represents and warrants as follows:

(a) This Subscription Agreement has been duly authorized, executed and delivered by the Investor and, upon due authorization, execution and delivery by the Company, shall constitute the valid and legally binding agreement of the Investor enforceable in accordance with its terms against the Investor, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and remedies, as from time to time in effect, and (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) (i) If the Investor is not a natural person, (A) that all of the equity owners of the Investor are “accredited investors” within the meaning of Regulation D under the Securities Act, (B) the Investor has the power and authority to enter into this Subscription Agreement and each other document required to be executed and delivered by the Investor in connection with this subscription for Shares, and to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby and (C) the person signing this Subscription Agreement on behalf of the Investor has been duly authorized to execute and deliver this Subscription Agreement and each other document required to be executed and delivered by the Investor in connection with this subscription for Shares.

(ii) If the Investor is a natural person, the Investor has all requisite legal capacity to acquire and hold the Shares and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by the Investor in connection with this subscription for Shares. The execution and delivery by the Investor of, and compliance by the Investor with, this Subscription Agreement and each other document required to be executed and delivered by the Investor in connection with this subscription for Shares does not violate, represent a breach of, or constitute a default under, any instruments governing the Investor, any law, regulation or order, or any agreement to which the Investor is a party or by which the Investor is bound. This Subscription Agreement has been duly executed by the Investor and constitutes a valid and legally binding agreement of the Investor, enforceable against it in accordance with its terms.

(c) The Shares to be acquired hereunder are being acquired by the Investor for the Investor’s own account for investment purposes only and not with a view to resale or distribution.

(d) The Investor understands that the Company has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has filed an election to be treated as a regulated investment company within the meaning of Section 851 of the Code, for U.S. federal income tax purposes; pursuant to those elections, the Investor shall be required to furnish certain information to the Company as required under Treasury Regulations § 1.852-6(a) and other regulations. If the Investor is unable or refuses to provide such information directly to the Company, the Investor understands that it shall be required to include additional information on its income tax return as provided in Treasury Regulations § 1.852-7.

(e) (i) The Investor understands that the offering and sale of the Shares are intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), applicable U.S. state securities laws and the laws of any non-U.S. jurisdictions by virtue of the private placement exemption from registration pursuant to Regulation D of the Securities Act, exemptions under applicable U.S. state securities laws and exemptions under the laws of any non-U.S. jurisdictions.

(ii) The Investor understands that a legend will be placed on any certificate or certificates evidencing the Shares stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on transfers and sales thereof.

(iii) The Investor understands that the offering and sale of the Shares in non-U.S. jurisdictions may be subject to additional restrictions and limitations and represents and warrants that it is acquiring its Shares in compliance with all applicable laws, rules, regulations and other legal requirements applicable to the Investor including, without limitation, the legal requirements of jurisdictions in which the Investor is resident and in which such acquisition is being consummated.

(f) The Investor has been furnished and has carefully read this Subscription Agreement, each Operative Document, in each case as amended, restated and/or supplemented through the Closing Date, and a current copy of the Proxy Voting Policies and Procedures of the Adviser. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, is able to bear the risks of an investment in the Shares and understands the risks of, and other considerations relating to, a purchase of Shares, including the matters set forth under the caption “Risk Factors” in the Memorandum.

(g) To the satisfaction of the Investor, the Investor has been furnished any materials the Investor has requested relating to the Company, the offering of Shares or any statement made in the Memorandum, and the Investor has been afforded the opportunity to ask questions of representatives of the Company concerning the terms and conditions of the offering and to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Memorandum.

(h) Other than as set forth in this Subscription Agreement, the Operative Documents and any separate agreement in writing with the Company executed in conjunction with the Investor’s subscription for Shares, the Investor is not relying upon any other information, representation or warranty by the Company, its Adviser or any affiliate of the foregoing or any agent of them, written or otherwise, in determining to invest in the Company and the Investor understands that the Memorandum is not intended to convey tax or legal advice. The Investor has consulted, to the extent deemed appropriate by the Investor, with the Investor’s own advisers as to the financial, tax, legal, accounting, regulatory and related matters concerning an investment in Shares and on that basis understands the financial, tax, legal, accounting, regulatory and related consequences of an investment in Shares, and believes that an investment in the Shares is suitable and appropriate for the Investor.

(i) If the Investor is not a “United States Person,” as defined below (a “non-U.S. Person”),

(a) the Investor has heretofore notified the Company in writing of such status. For this purpose, “United States Person” means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or any trust (A) the administration of which may be subject to the primary supervision of a U.S. court and (B) the authority to control all of the substantial decisions of which is held by one or more U.S. persons.

(b) The Investor shall notify the Company immediately if the Investor becomes a United States Person.

(c) The Investor is acquiring the Shares for its own account for investment purposes only and is not subscribing on behalf of or funding its commitment with funds obtained from a United States Person.

(j) If the Investor is, or is acting on behalf of, (i) an “employee benefit plan” (as defined in Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to Part 4 of Subtitle B of Title I of ERISA, (ii) a “plan” that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets include “plan assets” of any employee benefit plan or other plan described in clause (i) or (ii) by reason of such plan’s investment in the entity or otherwise or (iv) an employee benefit plan subject to federal, state or local law (collectively, “Similar Law”) similar to Section 406 of ERISA or Section 4975 of the Code (each, a “Plan”), then the person executing this Subscription Agreement on behalf of the Plan represents and agrees that:

(i) such person has completed Section D of the Investor Questionnaire, which, without limiting any other assurances in the Investor Questionnaire, such person hereby specifically represents and agrees is correct and complete;

(ii) such person is a “fiduciary” of such Plan within the meaning of Section 3(21) of ERISA, Section 4975(e)(3) of the Code or Similar Law, and such person is authorized and has the discretion to execute the Subscription Agreement (the “Fiduciary”);

(iii) unless otherwise indicated in writing to the Company, the Plan is not a participant-directed defined contribution plan;

(iv) the Plan’s investment in the Company has been duly authorized under, and conforms in all respects to, the documents governing the Plan and the Fiduciary and complies with all applicable requirements of ERISA, the Code or Similar Law;

(v) the Fiduciary is: (1) responsible for the decision to invest in the Company; (2) independent of the Company, the Adviser and their respective employees, officers, representatives and affiliates; and (3) qualified to make such investment decision;

(vi) the Adviser and the Company and their respective employees, officers, representatives and affiliates do not have investment discretion, and are not otherwise acting in a fiduciary capacity, with respect to the investment of the Plan’s assets in the Company, and, without limiting the generality of the foregoing, the Fiduciary has not relied on, and is not relying on, any investment advice or recommendation of any such person with respect to the Plan’s investment in the Company;

(vii) the Plan’s acquisition, holding and disposition of interests in the Company do not and will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or violation of Similar Law;

(viii) the Fiduciary expressly acknowledges that the Board of Directors has the authority to require the redemption, withdrawal or other cancellation of any Shares if the Board of

Directors determines that the continued holding of such Shares, in the opinion of the Board of Directors, could result in the Company being subject to ERISA or Section 4975 of the Code;

(ix) the Fiduciary has been informed about the fee structure of the Company, including, but not limited to, any performance fee or allocation, and has concluded that such fees are reasonable and the investment in the Company otherwise constitutes a reasonable contract or arrangement; and

(x) the Fiduciary acknowledges and agrees that neither the Adviser nor any of its employees, representatives or affiliates will be a fiduciary with respect to the Plan as a result of the Plan’s investment in the Company, pursuant to the provisions of ERISA, the Code or any applicable Similar Laws, or otherwise.

If applicable, the Investor has identified its status as a Benefit Plan Investor (as defined below) to the Company in its completed Investor Questionnaire. If the Investor has identified to the Company in its completed Investor Questionnaire that it is not currently a Benefit Plan Investor, but becomes a Benefit Plan Investor, without limiting the remedies available in the event of a breach, the Investor shall forthwith disclose to the Adviser promptly in writing such fact and also the percentage of such Investor’s equity interests held by Benefit Plan Investors. For these purposes, a “Benefit Plan Investor” is (i) an “employee benefit plan” as defined in and subject to Part 4 of Subtitle B of Title I of ERISA, (ii) a “plan” as defined in and subject to Section 4975 of the Code, and (iii) any entity whose underlying assets are deemed for purposes of ERISA or Section 4975 of the Code to include “plan assets” by reason of such plan’s investment in the entity or otherwise. Without limiting the remedies available in the event of a breach, the Investor agrees to notify the Adviser promptly in writing if there is any change in the percentage of the Investor’s assets that are treated as “plan assets” for purposes of Section 3(42) of ERISA and any regulations promulgated thereunder as set forth in the Investor Questionnaire to this Subscription Agreement.

(a)
If the Investor is an insurance company and is investing the assets of its general account (or the assets of a wholly owned subsidiary of its general account) in the Company, it has identified in the Investor Questionnaire whether the assets underlying the general account constitute “plan assets” under Section 401(c) of ERISA. Without limiting the remedies available in the event of a breach, the Investor agrees promptly to notify the Company in writing if there is a change in the percentage of the general account’s assets that constitute plan assets for purposes of ERISA or Section 4975 of the Code, and shall disclose such new percentage ownership.
(b)
The Investor was offered the Shares through private negotiations, not through any general solicitation or general advertising.
(c)
Neither the Investor, nor any of its affiliates or beneficial owners, (i) appears on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the list of Foreign Sanctions Evaders maintained by OFAC, or any other lists of restricted parties maintained by the U.S. Government, nor are they otherwise a party with which any entity is prohibited to deal under the laws of the United States, or (ii) is a Person identified as a terrorist organization on any other relevant lists maintained by governmental authorities. The Investor further represents and warrants that the monies used to fund the investment in the Shares are not derived from, invested for the benefit of, or related in any way to, and that no monies or dividends received as a result of the investment in the Shares will be provided to or for the benefit of, the governments of, or persons within, any country (A) under a U.S. embargo enforced by OFAC, (B) that has been designated as a “non-cooperative country or territory” by the Financial Action Task Force on Money Laundering or (C) that has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern.”

The Investor further represents and warrants that the Investor: (1) has conducted thorough due diligence with respect to all of its beneficial owners, (2) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds and (3) will retain evidence of any such identities, any such source of funds and any such due diligence. The Investor further represents and warrants that the Investor does not know or have any reason to suspect that (x) the monies used to fund the Investor’s investment in the Shares have been or will be derived from or related to any illegal activities, including money laundering activities, and (y) the proceeds from the Investor’s investment in the Shares will be used to finance any illegal activities. The representations with respect to the Investor’s policies, procedures and records in that certain letter from the Adviser to the Company’s Custodian (a copy of which was provided to the Investor) are accurate.
(d)
None of the information concerning the Investor nor any statement, certification, representation or warranty made by the Investor in this Subscription Agreement or in any document required to be provided under this Subscription Agreement (including the Investor Questionnaire and any forms W-9 or W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP)), as applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.
(e)
The execution, delivery and performance of this Subscription Agreement by the Investor do not and will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which the Investor is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, violate the organizational documents of the Investor, or violate in any material respect any statute, regulation, law, order, writ, injunction or decree to which the Investor is subject. The Investor has obtained all authorizations, consents, approvals and clearances of all courts, governmental agencies and authorities and such other persons, if any, required to permit the Investor to enter into this Subscription Agreement and to consummate the transactions contemplated hereby.

6. Additional Limitations on Transfer of Shares. The Investor agrees that:

(i) The Investor may not transfer any of its Shares unless (A) the Company provides its prior written consent, (B) the Transfer is made in accordance with applicable securities laws and (C) the Transfer is otherwise in compliance with the transfer restrictions set forth in Appendix E. No Transfer shall be effectuated except by registration of the Transfer on the Company’s books. Each transferee must agree to be bound by these restrictions and all other obligations as an Investor in the Company.

“Transfer” shall mean sell, offer for sale, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of.

(ii) The Investor acknowledges and understands that there are other substantial restrictions on the transferability of Shares under this Subscription Document, the Operative Documents and under applicable law including the fact that (A) there is no established market for the Shares and it is possible that no public market for the Shares will develop; (B) the Shares are not currently, and Investors have no rights to require that the Shares be, registered under the Securities Act or the securities laws of the various states or any non-U.S. jurisdiction and therefore cannot be Transferred unless subsequently registered or unless an exemption from such registration is available; and (C) the Investor may have to hold the Shares herein subscribed for and bear the economic risk of this investment indefinitely, and it may not be possible for the Investor to liquidate its investment in the Company.

7. Disclosure of Investor’s Information. The Investor acknowledges and agrees that certain non-public information concerning the Investor set forth in this Agreement or otherwise disclosed by the Investor to the Company, or other agents of the Company, such as the Investor’s name, address, social security number, assets and income, and information regarding the Investor’s investment in the Company (collectively, the “Information”) (i) may be disclosed to the Adviser, Administrator, attorneys, accountants and auditors in furtherance of the Company’s business and to other service providers such as brokers who may have a need for the Information in connection with providing services to the Company, (ii) to third party service providers or financial institutions who may be providing marketing services to the Company; provided that such persons must agree to protect the confidentiality of the Information and use the Information only for the purposes of providing services to the Company, and (iii) as otherwise required or permitted by applicable law. The Company, Adviser and Administrator restrict access to the Information to its employees who need to know the Information to provide services to the Company and maintain physical, electronic and procedural safeguards that comply with U.S. federal standards to guard the Information.

8. Compliance with Laws.

(a) The Investor shall provide to the Company at any time such information as the Company determines to be necessary or appropriate (A) to comply with the anti-money laundering laws, rules and regulations of any applicable jurisdiction and (B) to respond to requests for information concerning the identity of Investors from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, or to update such information. Failure to provide such information upon request may result in the compulsory redemption of the Investor’s Shares.

(b) To comply with applicable U.S. anti-money laundering laws and regulations, all payments and contributions by the Investor to the Company, and all payments and distributions to the Investor, shall only be made in the Investor’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or that is regulated in and either based or incorporated in or formed under the laws of the United States and that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time.

(c) The Investor understands and agrees that the Company may not accept any amounts from a prospective Investor if such prospective Investor cannot make the representations set forth above. If an existing Investor cannot make such representations, the Company may require the withdrawal of such Investor from the Company.

(d) The Investor acknowledges and agrees that, in order to comply with the provisions of the U.S. Foreign Account Tax Compliance Act (“FATCA”) and avoid the imposition of U.S. federal withholding tax, the Company and Administrator may from time to time require further information and/or documentation from the Investor and, if and to the extent required under FATCA, the Investor’s direct and indirect beneficial owners (if any), relating to or establishing such person’s identity, residence (or jurisdiction of formation) and income tax status, and may provide or disclose such information and documentation to the U.S. Internal Revenue Service. The Investor agrees that it shall provide such information and documentation concerning itself and its beneficial owners, if any, as and when requested by the Company or the Administrator sufficient for the Company to comply with its obligations under

FATCA. The Investor acknowledges that, if the Investor does not provide the requested information and documentation, the Company may, at its sole option and in addition to all other remedies available at law or in equity, immediately redeem such Investor’s Shares, reduce such Investor’s Capital Commitment, prohibit additional investments, decline or delay any redemption requests by the Investor and/or deduct from such Investor’s account and retain amounts sufficient to indemnify and hold harmless the Company from any and all withholding taxes, interest, penalties and other losses or liabilities suffered by the Company on account of the Investor not providing all requested information and documentation in a timely manner. The Investor shall have no claim against the Company, the Administrator, the Adviser or any of their respective affiliates for any form of damages or liability as a result of any of the aforementioned actions.

9. Credit Facilities. The Investor acknowledges and agrees that the Company may enter into one or more revolving or other credit facilities with one more syndicates of banks or otherwise incur indebtedness. In connection therewith, each Investor hereby agrees to cooperate with the Company and provide financial information and other documentation reasonably and customarily required to obtain such facilities.

10. Dividend Reinvestment. Notwithstanding anything to the contrary provided in Section 4, in the event that the Investor has not otherwise elected to receive its dividends in cash and the reinvestment of any dividend (or any portion thereof) on behalf of the Investor would cause the Investor to hold in aggregate more than three percent (3%) of the outstanding Shares, the Investor shall be deemed to have elected to receive such dividend (or any portion thereof) in cash (but only to the extent necessary to avoid the occurrence of the foregoing consequence).

11. Further Advice and Assurances. All information which the Investor has provided to the Company, including the information in the Investor Questionnaire, is true, correct and complete as of the date hereof, and the Investor agrees to notify the Company immediately in writing if any representation, warranty or information contained in this Subscription Agreement or any of the information in the Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide such information and execute and deliver such documents with respect to itself and its direct and indirect beneficial owners as the Company may from time to time reasonably request to determine the eligibility of the Investor to purchase Shares in the Company, to verify the accuracy of the Investor’s representations and warranties herein, establish the identity of the Investor and the direct and indirect participants in its investment in Shares, to the extent applicable, to effect any transfer and admission and/or to comply with any law, rule or regulation to which the Company may be subject, including, without limitation, compliance with anti-money laundering laws and regulations or for any other reasonable purpose.

12. Power of Attorney.

(a) The Investor, by its execution hereof, hereby irrevocably makes, constitutes and appoints the Company as its true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in its name, place and stead, to make, execute, sign, acknowledge, swear to, record and file:

(i)
any and all filings required to be made by the Investor under the Exchange Act with respect to any of the Company’s securities which may be deemed to be beneficially owned by the Investor under the Exchange Act;
(ii)
all certificates and other instruments deemed advisable by the Company in order for the Company to enter into any borrowing or pledging arrangement;

(iii)
all certificates and other instruments deemed advisable by the Company to comply with the provisions of this Subscription Agreement and applicable law or to permit the Company to become or to continue as a business development company and/or regulated investment company under the Code; and
(iv)
all other instruments or papers not inconsistent with the terms of this Subscription Agreement, which may be required by law to be filed on behalf of the Company.

(b) With respect to the Investor and the Company, the foregoing power of attorney:

(i) is coupled with an interest and shall be irrevocable;

(ii) may be exercised by the Company either by signing separately as attorney-in-fact for the Investor or, after listing all of the Investors, executing an instrument, by a single signature of the Company acting as attorney-in-fact for all of them;

(iii) shall survive the assignment by the Investor of the whole or any fraction of its Shares;

(iv) may not be used by the Company in any manner that is inconsistent with the terms of this Subscription Agreement and any other written agreement between the Company and the Investor.

13. Indemnity. The Investor understands that the information provided herein (including the Investor Questionnaire) shall be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase Shares in the Company. To the fullest extent permitted under applicable law, the Investor agrees to indemnify and hold harmless the Company, the Adviser, the Administrator, and their affiliates and each partner, member, officer, director, employee and agent thereof, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained in this Subscription Agreement (including the Investor Questionnaire) or in any other document provided by the Investor to the Company or in any agreement executed by the Investor in connection with the Investor’s investment in Shares.

14. Miscellaneous. This Subscription Agreement is not transferable or assignable by the Investor. Any purported assignment of this Subscription Agreement shall be null and void. The representations and warranties made by the Investor in this Subscription Agreement (including the Investor Questionnaire) shall survive the closing of the transactions contemplated hereby and the dissolution of the Company without limitation as to time. The Investor Questionnaire, including the representations and warranties contained therein, is an integral part of this Subscription Agreement, and shall be deemed incorporated by reference herein. This Subscription Agreement may be executed in one or more counterparts, all of which together shall constitute one instrument. The headings contained in this Subscription Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Subscription Agreement. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that this Subscription Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, and the parties hereto submit to the non-exclusive jurisdiction of the Delaware courts.

15. Confidentiality. The Investor acknowledges that the Memorandum and other information relating to the Company has been submitted to the Investor on a confidential basis for use solely in connection with the Investor’s consideration of the purchase of Shares. The Investor agrees that, without the prior written consent of the Company (which consent may be withheld at the sole discretion of the Company), the Investor shall not (a) reproduce the Memorandum or any other information relating to the Company, in whole or in part, or (b) disclose the Memorandum or any other information relating to the Company to any person who is not an officer or employee of the Investor who is involved in its investments, or partner (general or limited) or affiliate of the Investor (it being understood and agreed that if the Investor is a pooled investment fund, it shall only be permitted to disclose the Memorandum or other information related to the Company if the Investor has required its investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 15), except to the extent (1) such information is in the public domain (other than as a result of any action or omission of the Investor or any person to whom the Investor has disclosed such information) or (2) such information is required by applicable law or regulation to be disclosed; provided, however, that in the event disclosure is required pursuant to clause (2), the Investor agrees to (a) inform the Company of the full circumstances of the required disclosure, (b) consult with the Company as to the possible steps to avoid or limit the required disclosure and to take such steps where they would not result in material adverse consequences to the Investor and (c) provide the Company with an opportunity to review the contents of any such disclosure. The Investor further agrees to return the Memorandum and any other information relating to the Company if no purchase of Shares is made or upon the Company’s request therefore. The Investor acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this section by the Investor, and that in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

16. Necessary Acts, Further Assurances. The parties shall at their own cost and expense execute and deliver such further documents and instruments and shall take such other actions as may be reasonably required or appropriate to evidence or carry out the intent and purposes of this Subscription Agreement or to show the ability to carry out the intent and purposes of this Subscription Agreement.

17. No Joint Liability Among the Company, the Adviser, and the Administrator. The Company shall not be liable for the fulfillment of any obligation or the accuracy of any representation of the Adviser, or the Administrator under or in connection with this Subscription Agreement, the Adviser shall not be liable for the fulfillment of any obligation or the accuracy of any representation of the Company, or the Administrator under or in connection with this Subscription Agreement and the Administrator shall not be liable for the fulfillment of any obligation or the accuracy of any representation of the Company, or the Adviser under or in connection with this Subscription Agreement. There shall be no joint and several liability of the Company, the Adviser and the Administrator for any obligation under or in connection with this Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as a deed on the date set forth below.

Date: December 16, 2025 Capital Commitment

USD ONLY

$15,000,000

INDIVIDUAL INVESTOR:

(Print Name)

(Signature)

(Witnessed By)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER INVESTOR:

Mercer Audax Credit Feeder Fund LP

(Print Name of Entity)

By:

(Signature)

Harry Leggat – VP of Mercer Investments LLC, manager of the GP

(Print Name and Title)

(Witnessed By)

Agreed and accepted:

AUDAX CREDIT BDC INC.

By:_______________________________

Name:

Title:

[Signature Page to Subscription Agreement]

INVESTOR QUESTIONNAIRE

A. General Information

1. Print Full Name of Investor:

Individual: _______________________________________

First Middle Last

Entity: Mercer Audax Credit Feeder Fund LP__

Name of Entity

To assist the Company in preparing its tax filings, please check the category into which you fall:

Partnership ■ Corporation ❑

S-Corporation ❑ Estate ❑

Grantor Trust ❑

Trust-EIN (a trust with an Trust-SSN (a trust with an

EIN in this format: 12-3456789) ❑ EIN in this format: 123-45-6789) ❑

IRA-EIN ❑ IRA-SSN ❑

Exempt Organization ❑

LLP ❑ LLC ❑

Nominee-EIN ❑ Nominee-SSN ❑

Other ❑

Jurisdiction of Organization: __Cayman Islands_______________________

Location of Domicile: __Cayman Islands*________________________

2. U.S. Taxpayer Identification or
Social Security Number: ___N/A__________________________

3. Date of Birth: _______________________________________

4. Primary Contact Person for this Account and for General Notices:

Please Refer to Exhibit CName:

Address:

Telephone:

Fax:

* Investor is a Cayman Islands exempted limited partnership that has a US general partner and is beneficially owned by non-US investors. Attached is Form W-8 IMY for the Investor along with Forms W-8 from beneficial owners and a withholding statement, including tax treaty jurisdictions.

5. Residence (if an individual) or Principal Place of Business (if an entity) of the Investor (no P.O. Boxes, if any):

Principal Place of Business:

Address: c/o Mercer Investments LLC

800 Market Street, Suite 1800

Saint Louis, MO 63101

Phone: (314) 588-2500

Fax: (314) 588-2525

Email: harry.leggat@mercer.comAddress: ________

____

Telephone: __________________________________________

Fax:__________________________________________

E-mail: __________________________________________

6. For distributions of cash, please wire funds to the following bank account:

Bank Name:

Please Refer to Exhibit DBank Location:

Account Number:

Account Name:

Bank’s Routing No.:

For further credit to:

(if any)

Reference:

SWIFT Code:

7. For distributions in-kind, please:

Credit securities to my brokerage account at the following firm:

Please Refer to Exhibit DFirm Name:

Address:

Account Name:

Account Number:

DTC Number:

B. Regulation D – Accredited Investor Status

The Investor represents and warrants that each equity owner of the Investor is an “accredited investor” within the meaning of Regulation D under the Securities Act, and has indicated below each category under which such equity owner qualifies as an “accredited investor.”

The Investor is:

___ (i) an individual who had an income in excess of $200,000 in each of the two most recent years (or joint income with his or her spouse in excess of $300,000 in each of those years) and has a reasonable expectation of reaching the same income level in the coming year;

___ (ii) an individual who has a net worth (or joint net worth with his or her spouse) in excess of $1,000,000. For purposes of determining the Investor’s net worth, the Investor must exclude the value of his or her primary residence and any indebtedness secured by the primary residence up to its fair market value (i.e., any indebtedness secured by the residence that is in excess of the value of the home should be considered a liability and deducted from the Investor’s net worth). The Investor must also subtract from his or her net worth any indebtedness secured by his or her primary residence that was obtained within the sixty days preceding the effective date of his or her subscription, unless such indebtedness was used to acquire the residence (in which case, the rule set forth in the preceding sentence would govern the application of such indebtedness when calculating the Investor’s net worth);

___ (iii) a broker or dealer registered pursuant to Section 15 of the Exchange Act;

___ (iv) a bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

___ (v) an insurance company as defined in Section 2(a)(13) of the Securities Act;

___ (vi) an investment company registered under the 1940 Act;

___ (vii) an Individual Retirement Account (“IRA”) or revocable trust and the individual who established the IRA or each grantor of the trust is an accredited investor on the basis of (i) or (ii) above;

___ (viii) a self-directed pension plan and the participant who directed that assets of his or her account be invested in the Company is an accredited investor on the basis of (i) or (ii) above and such participant is the only participant whose account is being invested in the Company;

___ (ix) a pension plan which is not a self-directed plan and which has total assets in excess of $5,000,000;

___ (x) a trust which consists of a single trust (a) with total assets in excess of $5,000,000, (b) which was not formed for the specific purpose of investing in the Company and (c) whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

_X (xi) a corporation, a partnership, a limited liability company or a Massachusetts or similar business trust, that was not formed for the specific purpose of acquiring an interest in the Company, with total assets in excess of $5,000,000;

___ (xii) an organization described in Section 501(c) of the Code, and exempt from U.S. income tax pursuant to Section 501(a) of the Code with total assets in excess of $5,000,000;

___ (xiii) an entity in which all of the equity owners are accredited investors;

___ (xiv) (A) a business development company as defined in Section 2(a)(48) of the 1940 Act or (B) a Small Business Investment Fund licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Company Act of 1958;

___ (xv) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

___ (xvi) a director or executive officer of the Company; or

___ (xvii) none of the above applies (further information may be required).

Check all applicable categories.

C. Qualified Purchaser Status

Qualified Purchaser Status. Please mark the appropriate box next to each description applicable to the Investor:

(1) [ ] A natural person (including any person who will hold a joint, community property, or other similar shared ownership interest in the Company with that person’s qualified purchaser spouse) who owns at least $5,000,000 in “Investments” (as defined in Rule 2a51-1 under the 1940 Act).

(2) [ ] A company1 that owns at least $5,000,000 in Investments and that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons.

(3) [ ] A trust that is not covered by clause (2) above, and that was not formed for the specific purpose of investing in the Company, as to which the trustee or other person authorized to make decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust, is a person described in clause (1), (2), or (4) below.

(4) [ X ] A person (including a company), acting for its own account or the accounts of other qualified purchasers, who in the aggregate owns and invests on a discretionary basis, not less than $25,000,000 in Investments.

(5) [ ] A natural person (including any person who will hold a joint, community property, or other similar shared ownership interest in the Company with that person’s qualified purchaser spouse) who owns at least $5,000,000 in Investments.

(6) [ ] A “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act (as that term is modified by the limitations imposed thereon by Rule 2a51-1(g)(1) under the 1940 Act).

(7) [ ] A company, regardless of the amount of its Investments, where each of the beneficial owners of securities issued by such company is a person described in clause (1), (2), (3), (4), or (5). (If this item is checked, please contact the Company. Additional requirements may apply.)

* For purposes of this Question, “company” includes a corporation, a partnership, an association, a joint-stock company, a trust or a fund. In order to be a “qualified purchaser” any company that both (i) would, but for an exception provided in Sections 3(c)(1) or 3(c)(7) of the 1940 Act, be an investment company and (ii) was in existence prior to May 1, 1996, must have complied with the consent provisions of Section 2(a)(51)(C) of the 1940 Act.

D. Required Supplemental Data

1. Is the Investor, or is the Investor acting (directly or indirectly) on behalf of or using the assets of, a person that is or will be a Benefit Plan Investor (as defined below)?

❑ Yes ■ No

A “Benefit Plan Investor” is as defined in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (the “Plan Asset Regulation”) and includes (i) an “employee benefit plan” subject to Part 4, Subtitle B of Title I of ERISA, (ii) a “plan” subject to Section 4975 of the Code, and (iii) any entity whose underlying assets include “plan assets” by reason of such employee benefit plan’s or other plan’s investment in the entity or otherwise. A Benefit Plan Investor can also include an insurance company general account the assets of which are considered for purposes of ERISA or Section 4975 of the Code to be assets of a Benefit Plan Investor.

2. If the Investor is, or is acting (directly or indirectly) on behalf of or using the assets of, a person that is or will be a Benefit Plan Investor, the Investor is:

❑ (a) an “employee benefit plan” or trust that is subject to Part 4, Subtitle B of Title I of ERISA;

❑ (b) a “plan” to which Section 4975 of the Code applies;

❑ (c) an entity (other than an insurance company general account) whose underlying assets include “plan assets” by reason of an employee benefit plan’s or other plan’s investment in the entity or otherwise for purposes of ERISA or Section 4975 of the Code;

If Item 2(c) above is applicable, insert the maximum percentage of the assets of the entity that constitutes or may in the future constitute “plan assets” during the period of its investment in the Company:

_________%

❑ (d) An insurance company using assets of its general account (directly or through subsidiaries) that are subject to ERISA or Section 4975 of the Code (including, without limitation, by virtue of Section 401(c) of ERISA).

If Item 2(d) above is applicable, insert the maximum percentage of the general account as a whole that constitutes or may in the future constitute “plan assets” during the period of its investment in the Company:

_________%

Without limiting the remedies available in the event of a breach, the Investor agrees promptly to notify the Adviser in writing if there is a change in the percentage set forth above, or any other response above, at such time or times as the Adviser may request.

3. If the Investor is not subject to Title I of ERISA or Section 4975 of the Code, indicate whether or not such Investor is subject to any other federal, state, local, non-U.S. or other laws or regulations that could cause the underlying assets of the Company to be treated as assets of the Investor by virtue of its investment in the Company and thereby subject the Company and the Adviser (or other persons responsible for the investment and operation of the Company’s assets) to laws or regulations that are similar to Section 406 of ERISA or Section 4975 of the Code.

❑ Yes ■ No

E. Certain Unregistered Private Investment Companies:

Is the Investor a private investment company which is not registered under the 1940 Act in reliance on:

Section 3(c)(1) thereof? ❑ Yes ■ No

Section 3(c)(7) thereof? ■ Yes ❑ No

F. Controlling Persons:

Is the undersigned or will the undersigned be a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company or an “affiliate” of such a person? For purposes of this representation and agreement, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.

❑ Yes ■ No

G. Related Parties/Other Beneficial Interests:

1. To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other Investor in the Company?

❑ Yes ■ No

If the question above was answered “Yes,” please indicate the name of such other investor in the space below:

____________________________________

2. Will any other person or persons have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, policy owner or other beneficial owner of equity interests in the Investor)? (By way of example, and not limitation, “nominee” Investors or Investors who have entered into swap or other synthetic or derivative instruments or arrangements with regard to the Shares to be acquired herein would check “Yes”).

❑ Yes ■ No

If either question above was answered “Yes,” please contact the Administrator for additional information that will be required.

H. BHC Investor Status:

Is the Investor a “BHC Investor”?2

❑ Yes ■ No

[remainder of page intentionally left blank]

2 A “BHC Investor” is defined as an Investor that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a non-bank subsidiary (for purposes of the BHC Act) of a bank holding company, a foreign banking organization, as defined in Regulation K of the Board of Governors of the Federal Reserve System (12 C.F.R. § 211.23) or any successor regulation, or a non-bank subsidiary (for purposes of the BHC Act) of a foreign banking organization which subsidiary is engaged, directly or indirectly in business in the United States and which in any case holds Shares for its own account.

Signatures:

INDIVIDUAL:

(Signature)

(Print Name)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER:

Mercer Audax Credit Feeder Fund LP_________

(Name of Entity)

By:

(Signature)

(Print Name and Title)

APPENDIX A

[CERTIFICATE OF INCORPORATION]

APPENDIX B

[BYLAWS]

APPENDIX C

[FORM OF ADVISORY AGREEMENT]

APPENDIX D

[FORM OF ADMINISTRATION AGREEMENT]

APPENDIX E

TRANSFER RESTRICTIONS

No Transfer of the Investor’s Capital Commitment or all or any fraction of the Investor’s Shares may be made without (i) registration of the Transfer on the Company books and (ii) the prior written consent of the Administrator. In any event, the consent of the Company may be withheld (x) if the creditworthiness of the proposed transferee, as determined by the Company in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (y) unless, in the opinion of counsel (who may be counsel for the Company or the Investor) satisfactory in form and substance to the Company:

•
such Transfer would not violate the Securities Act, the 1940 Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Company or the Shares to be Transferred; and

•
such Transfer would not be a “prohibited transaction” under ERISA or the Code or the regulations promulgated thereunder or cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA, certain Department of Labor regulations or Section 4975 of the Code.

The Investor agrees that it shall pay all reasonable expenses, including attorneys’ fees, incurred by the Company in connection with any Transfer of all or any fraction of its Shares, prior to the consummation of such Transfer.

Any person that acquires all or any fraction of the Shares of the Investor in a Transfer permitted under this Appendix E shall be obligated to pay to the Company the appropriate portion of any amounts thereafter becoming due in respect of the Capital Commitment committed to be made by its predecessor in interest. The Investor agrees that, notwithstanding the Transfer of all or any fraction of its Shares, as between it and the Company it shall remain liable for its Capital Commitment prior to the time, if any, when the purchaser, assignee or transferee of such Shares, or fraction thereof, becomes a holder of such Shares.

The Company shall not recognize for any purpose any purported Transfer of all or any fraction of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Company shall have given its prior written consent thereto and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (i) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (ii) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Memorandum and all applicable laws and regulations applicable to the transferee and the transferor.

EXHIBIT A

CIP MATRIX

To help the government fight the funding of terrorism and money laundering activities, U.S. federal law requires certain financial institutions to obtain, verify, and record information that identifies each person who opens an account.

The Company may reject your subscription if the required identifying information is not provided.

Each Investor must provide the following information and documents to the Administrator in order to satisfy its anti-money laundering program:

Non-U.S. Persons:

In addition to the specific requirements listed below, Non-U.S. Investors must also:

1.
Provide a translation for any documents not in English.
2.
(Other than individual Non-U.S. Persons) Provide a statement of account purpose, including: (a). Nature of the customer’s business and the market it serves; (b) Account purpose/Is the account being established on behalf of the customers’ customers? (c) Anticipated account activity

(Note: If an asterisk (*) appears next to an item listed below, the item is optional.)

Type of Investor	Identification Information	Verification Information
Individual Individuals include owners of individual accounts, both individual owners of joint accounts and power of attorney

1. Name of investor

2. Physical address and mailing address (if different)

3. Date of Birth

4. Social Security Number

5. Signed subscription document

6. List of authorized signers (other than investor, if any)

7. Source of Wealth*

8. Telephone number*

9. Occupation *

10. Employer *

11. Email address/website *

Copy of either: 1. Passport OR 2. Photo Drivers license OR 3. Other government–issued photo ID Note: Non-Documentary methods (i.e., PA compliance) may also be utilized for verification.

Type of Investor	Identification Information	Verification Information
Private Corporation Private Corporation includes Limited Liability Companies (LLC)

1. Name of corporation

2. Beneficial Owners with more than 20% interest

3. Physical address & mailing address (if different)

4. U.S. TIN or other government ID number (accompanied by a description of the type of identification and the name of the issuing government body)

5. Signed subscription document

6. List of Authorized Signers

7. Nature of business

8. Source of Wealth*

9. Telephone number*

10. Email address/website *

Copy of either:

1. Certificate of Incorporation OR

2. Certificate of good standing OR

3. Government issued business license

Note: Non-Documentary methods (i.e.

PA compliance) may also be utilized for

verification.

Foreign Banks: a Shell Bank certification must be supplied

U.S. Public Corporation

1. Name of corporation

2. Physical address & mailing address (if different)

3. U.S. TIN or other government ID number

4. Signed subscription document

5. List of Authorized Signers

6. Source of Wealth*

7. Telephone number*

8. Email address/website *

Obtain: Ticker Symbol
Partnerships Partnerships include Limited Partnership (LP)

1. Name of partnership

2. Partners with more than 20% interest

3. Physical address & mailing address (if different)

4. U.S. TIN or other government ID number

5. Signed subscription document

6. List of Authorized Signers

7. Nature of business

8. Source of Wealth*

9. Telephone number*

10. Email address/website *

Copy of:

1. Partnership/Membership Agreement

Note: Non-Documentary methods (i.e. PA compliance) may also be utilized for verification.

Non-U.S.-Based Partnerships:

Copy of:

1. An unexpired government-issued photo drivers license or other government-issued ID for all managing or general partner(s)

2. If the GP/managing partner is a business entity, U.S. TIN or other government ID number with a description of the type of the identification and the name of the issuing body

Type of Investor	Identification Information	Verification Information
U.S. Non-Profit

1. Name of entity

2. Physical address & mailing address (if different)

3. U.S. TIN or other government ID number

4. Signed subscription document

5. List of Authorized Signers

6. Nature of business

7. Source of Wealth*

8. Telephone number*

9. Email address/website *

Copy of: 1. IRS Determination Letter Note: Non-Documentary methods are not an acceptable backup for Non-Profits; IRS Determination Letter must be obtained.
Trust

1. Name of trust

2. List of Trustee(s)

3. Physical address & mailing address (if different)

4. U.S. TIN or other government ID number

5. Signed subscription document

6. Name of maker of trust (grantor/trustor)

7. List of principal beneficiaries

8. Source of Wealth*

9. Telephone number of Trust*

10. Successor Trustee*

11. Email address/website *

Copy of: 1. Trust deed Note: Non-Documentary methods are not an acceptable backup for Trusts; Trust deed must be obtained.

Investor declared as exempt from CIP

(ERISA Plan, Governmental Agency, Financial Institution subject to Section 352 of the USA PATRIOT Act or Publicly Traded Companies listed on the New York Stock Exchange & Nasdaq)

1. Name of entity

2. Physical address & mailing address (if different)

3. U.S. TIN or other government ID number

4. Signed subscription document

5. List of authorized signers

6. Telephone number *

7. Email address/website *

Copy of:

1. If ERISA – copy of IRS letter or IRS form 5500 or plan document

2. If Governmental Agency – website research or alternative informational source

If Financial Institution subject to Section 352 of the USA PATRIOT Act certificate # for bank on FDIC website or look up CRD# for a Broker Dealer on the FINRA.org website

4. If publicly traded company listed on the New York Stock Exchange or Nasdaq – Ticker symbol in order to research in Bloomberg

Individuals Associated with U.S. Entities

In addition to the identification verification performed on the entity (i.e. LLC, LP, trust), verification of the identities of the individuals listed below must also be performed, where applicable, as specified in the table.

·
Beneficial Owners with more than 20% interest of Private Companies and Limited Liability Companies (LLC)
·
Partners with more than 20% interest of all Partnerships including Limited Partnerships (LP)
·
Trustees

Identification Information	Verification Information
1. Name 2. Physical address & mailing address (if different) 3. Date of birth 4. U.S. TIN or other government ID number	Copy of: 1. Passport OR 2. Photo drivers license OR 3. Other government-issued photo ID Note: Non-Documentary methods (i.e. PA compliance) may also be utilized for verification.

Exhibit C

Contact Information Sheet for Mercer Audax Credit Feeder Fund, LP

For all correspondence, including statements, tax forms, legal documents, audits, performance letters, etc.

David Scopelliti

Mercer Investments LLC

501 Merritt Suite 7; Norwalk, CT 06856

Phone: (203) 970-9365

Email: david.scopelliti@mercer.com

Harry Leggat

Mercer Investments LLC

800 Market Street, Suite 1800, St. Louis, MO 63101

Phone: (314) 588-2500

Email: harry.leggat@mercer.com

Mercer US PIP Operations Team: Kristin Ferrer, Zoya Filippova, Geraldine Arnold, Maxwell

Bauer, David Greenberg, David Kowalczyk, Phil Stobie, Troy Tallman, Emily O’Meara,

Keta Patel, Casey Betz, Nicole Hughes, Chali Cero, Ian Hessler, Chen Yang, Sabour

Moumouni, Rebeca Lee and Maryam Busi

800 Market Street, Suite 1800, St. Louis, MO 63101

Phone: (314) 588-2500

MercerUSPIPFunds@mercer.com

Mercer Alternatives Document Management Team: Stephanie Perry, Bryan Garland and

Samantha Mitchell

10850 Gold Center Drive, Suite 375, Rancho Cordova, CA 95670

Phone: (916) 231-3900

MercerAlts_DocMgmt@mercer.com

MercerAltsFOF-PM@mercer.com

Mercer Private Debt Team: Noreen Cahill, Joe Abrams, Philip Bauer, Tasmin Coleman,

Michael Forestner, Jordan Kitchen, Nicholas Kocus, Jimmy Luong, Chris Martinaz, Vincent

Mu, Derek Mullane, David Scopelliti, Adam Skinner, Emily Sun, Max Twyman, Scott

Wilkinson, Jane Xu

Email: #MercerGlobalPrivateDebtTeam@mercer.com

Mercer Private Equity Team: Eric Rudy, Justin Straatman, Shannon Turner

800 Market Street, Suite 1800, St. Louis, MO 63101

Phone: (314) 588-2500

Email: SLH-PrivateEquity@mercer.com

IFS, A State Street Company

Attn: IFS NAV & IFS Pricing

1 Iron Street, Boston, MA 02110

Phone: (212) 848-3971

Email: MercerNAV@statestreet.com

IFSPricingTeam@statestreet.com

Private Market Connect (S&P)

Email: monitor@privatemarketconnect.com

EXHIBIT D

WIRE INSTRUCTIONS FOR MERCER AUDAX CREDIT FEEDER FUND, LP

Please update your records with the following wire instructions for Mercer Audax Credit Feeder Fund, LP

USD Cash Instructions State Street Bank and Trust Company, Boston One Lincoln Street Boston, MA, USA 02111 ABA#: 011000028 DDA#: 10631877 Acct Name: Mercer Audax Credit Feeder Fund, LP Ref: MEP2

DTC Settlement Instructions State Street Bank Participant #: 997 Agent Bank #: 26022 FINS ID#: 58873 FFC: SSC Fund MEP2